                         HARTFORD HLS FUNDS

                         CLASS IB SHARES
                         PROSPECTUS
                         MAY 1, 2003

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADVISERS HLS FUND

BOND HLS FUND

CAPITAL APPRECIATION HLS FUND

DIVIDEND AND GROWTH HLS FUND

INTERNATIONAL OPPORTUNITIES HLS FUND

MONEY MARKET HLS FUND

SMALL COMPANY HLS FUND

STOCK HLS FUND

                              HARTFORD HLS FUNDS
                              C/O INDIVIDUAL ANNUITY SERVICES
                              P.O. BOX 5085
                              HARTFORD, CT 06102-5085

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                    INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/ reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Each fund is an investment portfolio of Hartford Series Fund, Inc.

Each fund is a diversified fund. Information on each fund, including risk factors for investing in the funds, can be found on the pages following this Introduction. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO-Registered Trademark-"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD HLS FUNDS                                                             1

CONTENTS                                                                                          PAGE
------------------------------------------------------------------------------------------------------
A summary of each fund's goals,          Hartford Advisers HLS Fund                                  3
principal strategies, main risks,        Hartford Bond HLS Fund                                      6
performance and fees.                    Hartford Capital Appreciation HLS Fund                      9
                                         Hartford Dividend and Growth HLS Fund                      12
                                         Hartford International Opportunities HLS Fund              15
                                         Hartford Money Market HLS Fund                             18
                                         Hartford Small Company HLS Fund                            21
                                         Hartford Stock HLS Fund                                    24

Description of other investment          Investment strategies and investment matters               27
strategies and investment risks.

Investment manager and management        Management of the funds                                    30
fee information.

Further information on the               Further information on the funds                           31
funds.                                   Purchase and redemption of fund shares                     31
                                         Distribution plan                                          31
                                         Determination of net asset value                           32
                                         Dividends and distributions                                32
                                         Exchange privileges                                        33
                                         Federal income taxes                                       33
                                         Brokerage commissions                                      33
                                         Variable contract owner voting rights                      33
                                         Plan participant voting rights                             33
                                         Performance related information                            33
                                         Distributor, Custodian and Transfer Agent                  34
                                         Financial highlights                                       35
                                         Privacy policy                                             40
                                         For more information                               back cover

2                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

    -  stocks,

    -  debt securities, and

    -  money market instruments.

Asset allocation decisions are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the fund will normally have some portion of its assets invested in each asset category. There is no limit on the amount of fund assets that may be allocated to each asset category and the allocation is in Wellington Management's discretion.

The fund favors stocks issued by high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. With respect to stocks in which the fund invests, the fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

HARTFORD HLS FUNDS                                                             3

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 31, 1983, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   11.97%
1994   -2.98%
1995   28.02%
1996   16.30%
1997   24.20%
1998   24.39%
1999   10.39%
2000   -0.92%
2001   -4.81%
2002  -13.99%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 13.85% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -9.91% (2ND QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                                  -13.99%           2.18%    8.39%
S&P 500 Index (reflects no
  deduction for fees or expenses)            -22.10%          -0.58%    9.33%
Lehman Brothers Government/Credit
  Bond Index (reflects no deduction
  for fees or expenses)                       11.04%           7.62%    7.61%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

  The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

4                                                             HARTFORD HLS FUNDS

                                                      HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.63%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   94
  Year 3                                            $  293
  Year 5                                            $  509
  Year 10                                           $1,131

[SIDE NOTE]
SUB-ADVISER
Wellington Management

PORTFOLIO MANAGERS
Paul D. Kaplan

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1987

-  Joined Wellington Management in 1982

-  Investment professional since 1974

Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Co-manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                             5

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Bond HLS Fund seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include
(1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

The fund normally invests at least 80% of its total assets in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated in the highest category of below investment grade bonds (securities rated "Ba" by Moody's or "BB" by S&P), or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "junk bonds."

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio.

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

HIMCO uses what is sometimes referred to as a "top-down" analysis to determine which industries may benefit from current and future changes in the economy. HIMCO then selects individual securities from selected industries that, from a yield perspective, appear to be attractive. HIMCO assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

6                                                             HARTFORD HLS FUNDS

                                                          HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   9.95%
1994  -4.18%
1995  18.19%
1996   3.27%
1997  11.07%
1998   7.93%
1999  -2.19%
2000  11.79%
2001   8.49%
2002   9.83%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.33% (2ND QUARTER 1995) AND THE LOWEST QUARTERLY RETURN WAS -3.46% (1ST QUARTER 1994).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                     1 YEAR  5 YEARS  10 YEARS
Class IB(1)                           9.83%   7.05%     7.22%
Lehman Brothers U.S. Aggregate Bond
  Index (reflects no deduction for
  fees or expenses)                  10.26%   7.54%     7.51%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                             7

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.47%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.76%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 78
  Year 3                                            $243
  Year 5                                            $422
  Year 10                                           $942

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Nasri Toutoungi

-  Senior Vice President of HIMCO

-  Manager of the fund since 2003

-  Joined HIMCO in 2003

- Previously, Managing Director of Blackrock, Inc. from 1998 to January 2002, and Director and Partner of Rogge Global Partners from 1997 to 1998
[END SIDE NOTE]

8                                                             HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             9

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on April 2, 1984, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   20.50%
1994    2.25%
1995   29.93%
1996   20.40%
1997   22.04%
1998   15.24%
1999   37.21%
2000   13.02%
2001   -7.10%
2002  -19.88%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 24.27% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -19.07% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                      1 YEAR   5 YEARS  10 YEARS
Class IB(1)                           -19.88%    5.87%   12.08%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%    9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

10                                                            HARTFORD HLS FUNDS

                                          HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.64%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.05%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Saul J. Pannell, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1991

-  Joined Wellington Management in 1979

-  Investment professional since 1974
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            11

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average income yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

12                                                            HARTFORD HLS FUNDS

                                           HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 9, 1994, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   36.03%
1996   22.60%
1997   31.56%
1998   16.18%
1999    5.12%
2000   10.75%
2001   -4.21%
2002  -14.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 16.22% (2ND QUARTER 1997) AND THE LOWEST QUARTERLY RETURN WAS -18.80% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MARCH 9, 1994)
Class IB(1)                           -14.42%    2.09%           10.83%
S&P 500 Index (reflects no
  deduction for fees or expenses)     -22.10%   -0.58%            9.37%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            13

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.65%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $   96
  Year 3                                            $  300
  Year 5                                            $  520
  Year 10                                           $1,155

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Edward P. Bousa, CFA

-  Vice President of Wellington Management

-  Manager of the fund since July, 2001

-  Joined Wellington Management as a portfolio manager in 2000

-  Investment professional since 1980

- Employed by Putnam Investments from 1992-2000, Fidelity Management Trust Company from 1984-1992, and Louis Dreyfus Corporation from 1980-1982
[END SIDE NOTE]

14                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. Under normal market conditions the fund diversifies its investments among at least three countries other than the United States. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets.

Wellington Management uses a three-pronged investment strategy:

    - Wellington Management determines the relative attractiveness of the many countries in which the fund may invest based upon its analysis of the economic and political environment of each country.

    - Wellington Management also evaluates industries on a global basis to determine which industries offer the most potential for capital appreciation given current and projected global and local economic and market conditions.

    - Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In analyzing companies for investment, Wellington Management considers companies for inclusion in the fund's portfolio that are typically established, high-quality companies that operate in established markets. Characteristics of high-quality companies include a strong balance sheet, attractive industry trends, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The fund may invest in securities of companies of any size capitalization.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            15

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on July 2, 1990, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   33.40%
1994   -2.18%
1995   13.65%
1996   12.65%
1997    0.09%
1998   12.94%
1999   39.61%
2000  -17.25%
2001  -18.88%
2002  -18.12%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.11% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -21.76% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -18.12%          -2.82%       3.78%
MSCI AC World Free ex US Index
  (reflects no deductions for fees
  or expenses)                           -14.68%          -2.66%       4.17%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The Morgan Stanley Capital International All Country World Free ex US ("MSCI AC World Free ex US") Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U. S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

16                                                            HARTFORD HLS FUNDS

                                   HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                  Not applicable
  Maximum deferred sales charge (load)              Not applicable
  Exchange fees                                     None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.72%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.09%
  Total operating expenses                          1.06%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  108
  Year 3                                            $  337
  Year 5                                            $  585
  Year 10                                           $1,294

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Trond Skramstad

-  Senior Vice President of Wellington Management

-  Manager of the fund since 1994

-  Joined Wellington Management in 1993

-  Investment professional since 1990
   [END SIDE NOTE]

HARTFORD HLS FUNDS                                                            17

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by the fund's sub-adviser, HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks;
(6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

18                                                            HARTFORD HLS FUNDS

                                                  HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on June 30, 1980, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  2.68%
1994  3.71%
1995  5.47%
1996  4.92%
1997  5.07%
1998  5.05%
1999  4.71%
2000  5.91%
2001  3.68%
2002  1.24%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 1.52% (4TH QUARTER 2000) AND THE LOWEST QUARTERLY RETURN WAS 0.24% (4TH QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR         5 YEARS      10 YEARS
Class IB(1)                                   1.24%           4.10%    4.23%
60-Day Treasury Bill Index
  (reflects no deduction for fees
  or expenses)                                1.62%           4.19%    4.41%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

HARTFORD HLS FUNDS                                                            19

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.45%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
HIMCO

PORTFOLIO MANAGER
Robert Crusha

-  Vice President of HIMCO

-  Manager of the fund since May 2002

-  Joined HIMCO in 1993

-  Investment professional involved in trading and portfolio management since
   1995
[END SIDE NOTE]

20                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2002 this range was between approximately $8 million and $2.7 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for near-term capital appreciation. Wellington Management selects securities of companies that, in its opinion:

    -  have potential for above-average earnings growth

    -  are undervalued in relation to their investment potential

    - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors

    - are relatively obscure and undiscovered by the overall investment community

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            21

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 9, 1996, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997   18.08%
1998   11.41%
1999   65.45%
2000  -13.28%
2001  -15.07%
2002  -30.39%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 35.87% (4TH QUARTER 1999) AND THE LOWEST QUARTERLY RETURN WAS -23.62% (3RD QUARTER 2001).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                                                        SINCE INCEPTION
                                         1 YEAR          5 YEARS       (AUGUST 9, 1996)
Class IB(1)                                  -30.39%          -1.12%             2.83%
Russell 2000 Growth Index (reflects
  no deduction for fees or
  expenses)                                  -30.27%          -6.59%            -2.22%(2)

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.
(2)  Return is from 7/31/96.

  INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

22                                                            HARTFORD HLS FUNDS

                                                 HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.73%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.04%
  Total operating expenses                          1.02%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $  104
  Year 3                                            $  325
  Year 5                                            $  563
  Year 10                                           $1,248

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Steven C. Angeli, CFA

-  Senior Vice President of Wellington Management

-  Manager of the fund since January 2000

-  Joined Wellington Management in 1994

-  Investment professional since 1990
[END SIDE NOTE]

HARTFORD HLS FUNDS                                                            23

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high-quality companies. The key characteristics of high-quality companies favored by the fund include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team and a globally competitive position. Many of the companies in which the fund invests have a history of paying dividends and are expected to continue paying dividends in the future. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment strategy:

    - Using what is sometimes referred to as a "top-down" approach, Wellington Management analyzes the general economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top-down analysis, Wellington Management anticipates trends and changes in markets in the economy overall and identifies industries and sectors that are expected to outperform.

    - Top down analysis is followed by what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

24                                                            HARTFORD HLS FUNDS

                                                         HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on August 31, 1977, it did not offer Class IB shares until April 1, 1998. Therefore, the performance shown below prior to such date reflects the performance of Class IA shares of the fund (this class is not offered in this prospectus) which is restated to reflect the Rule 12b-1 distribution fee of 0.25% that applies to the Class IB shares. The performance shown below after such date reflects actual Class IB share performance.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993   14.05%
1994   -2.14%
1995   33.76%
1996   24.06%
1997   31.05%
1998   33.20%
1999   19.57%
2000   -7.21%
2001  -12.39%
2002  -24.42%

 DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 22.12% (4TH QUARTER 1998) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (3RD QUARTER 2002).

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/02

                                         1 YEAR          5 YEARS      10 YEARS
Class IB(1)                              -24.42%          -0.43%       9.04%
S&P 500 Index (reflects no
  deduction for fees or expenses)        -22.10%          -0.58%       9.33%

(1) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

HARTFORD HLS FUNDS                                                            25

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

SHAREHOLDER FEES                                  CLASS IB
  (fees paid directly from your investment)

  Maximum sales charge (load) as a percentage of
    offering price                                   Not applicable
  Maximum deferred sales charge (load)               Not applicable
  Exchange fees                                      None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)

  Management fees                                   0.46%
  Distribution and service (12b-1) fees             0.25%
  Other expenses                                    0.03%
  Total operating expenses                          0.74%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. The example does not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES                                          CLASS IB
  (with or without redemption)

  Year 1                                            $ 76
  Year 3                                            $237
  Year 5                                            $411
  Year 10                                           $918

[SIDE NOTE]

SUB-ADVISER
Wellington Management

PORTFOLIO MANAGER
Rand L. Alexander, CFA

-  Senior Vice President of Wellington Management

-  Portfolio Manager of the fund since 1992

-  Joined Wellington Management in 1990

-  Investment professional since 1976
[END SIDE NOTE]

26                                                            HARTFORD HLS FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

FOREIGN INVESTMENTS

The funds, other than the Money Market HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities

HARTFORD HLS MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Money Market HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Small Company HLS Fund may invest in securities of small capitalization companies as part of its principal investment strategy. Each other fund, except Money Market HLS Fund, may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Certain funds are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of

28                                                     HARTFORD HLS MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES

Bond HLS Fund, Small Company HLS Fund and Stock HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

HARTFORD HLS MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $182 billion in assets as of December 31, 2002. HL Advisors had over $40.1 billion in assets under management as of December 31, 2002. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP is the investment sub-adviser to each of the funds, other than those sub-advised by HIMCO.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2002 Wellington Management had investment management authority over approximately $303 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("HIMCO-Registered Trademark-") is the investment sub-adviser to the Bond HLS Fund and Money Market HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2002 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $88.5 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Each fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

MONEY MARKET HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
All Assets                                               0.450%

BOND HLS FUND AND STOCK HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.525%
Next $250,000,000                                        0.500%
Next $500,000,000                                        0.475%
Amount over $1 Billion                                   0.450%

ADVISERS HLS FUND, CAPITAL APPRECIATION HLS FUND, DIVIDEND AND GROWTH HLS FUND, INTERNATIONAL OPPORTUNITIES HLS FUND AND SMALL COMPANY HLS FUND

NET ASSET VALUE                                     ANNUAL RATE
---------------                                     -----------
First $250,000,000                                       0.775%
Next $250,000,000                                        0.725%
Next $500,000,000                                        0.675%
Amount over $1 Billion                                   0.625%

For the year ended December 31, 2002, each fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below).

These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                           ANNUAL RATE
---------                                           -----------
Hartford Advisers HLS Fund                                0.63%
Hartford Bond HLS Fund                                    0.47%
Hartford Capital Appreciation HLS Fund                    0.64%
Hartford Dividend and Growth HLS Fund                     0.65%
Hartford International Opportunities HLS Fund             0.72%
Hartford Money Market HLS Fund                            0.45%
Hartford Small Company HLS Fund                           0.73%
Hartford Stock HLS Fund                                   0.46%

30                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds also offer each class of their shares to certain qualified retirement plans (the "Plans"). Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies.

The funds offer two different classes of shares -- Class IA and Class IB.
Class IB shares are offered by this prospectus. Class IA shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DISTRIBUTION PLAN

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

HARTFORD HLS MUTUAL FUNDS                                                     31

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. Each fund's Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of a fund;
(c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about a fund, including the performance of the funds; (e) training sales personnel regarding the Class IB shares of a fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined by HL Advisors under the direction of the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net

32                                                     HARTFORD HLS MUTUAL FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

EXCHANGE PRIVILEGES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the funds' shareholders. In order to minimize such costs, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended. By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to the funds, each of which is an investment portfolio of Hartford Series Fund, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence

HARTFORD HLS MUTUAL FUNDS                                                     33

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------
for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

34                                                     HARTFORD HLS MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2002 has been derived from the financial statements audited by Ernst & Young, LLP, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. The information for the periods ended on or before December 31, 2001 has been audited by Arthur Andersen LLP.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

HARTFORD ADVISERS HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $23.60       $26.63       $29.66        $35.77         $33.71
Net investment income (loss)(g)                                   0.46         0.50         0.74          0.61           0.34
Net realized and unrealized gain (loss) on investments(g)        (4.10)       (1.77)       (0.98)         2.21           3.67
                                                              --------     --------     --------     ---------        -------
Total from investment operations(g)                              (3.64)       (1.27)       (0.24)         2.82           4.01
Less distributions:
  Dividends from net investment income(g)                        (0.24)       (0.49)       (0.22)        (0.64)         (1.95)
  Distributions from net realized gain on investments(g)            --        (1.27)       (2.57)        (8.29)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------     ---------        -------
Total distributions(g)                                           (0.24)       (1.76)       (2.79)        (8.93)         (1.95)
                                                              --------     --------     --------     ---------        -------
Net increase (decrease) in net asset value(g)                    (3.88)       (3.03)       (3.03)        (6.11)          2.06
Net asset value, end of period(g)                               $19.72       $23.60       $26.63        $29.66         $35.77
                                                              --------     --------     --------     ---------        -------
TOTAL RETURN                                                   (13.99%)      (4.81%)      (0.92%)       10.39%         11.96%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $672,078     $521,205     $252,247      $137,318        $34,714
Ratio of expenses to average net assets                          0.90%(h)     0.84%(e)     0.84%(e)      0.83%(e)       0.83%(d,e)
Ratio of net investment income (loss) to average net assets      2.07%        2.33%        2.29%         2.28%          2.22%(d)
Portfolio turnover rate(f)                                         47%          34%          40%           38%            37%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

  * In light of recent developments affecting Arthur Andersen LLP, management has been unable, despite reasonable efforts, to obtain Arthur
     Andersen LLP's consent to the inclusion in the registration statement for Hartford Series Fund, Inc. of the audited financial statements for the periods ended on or before December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

HARTFORD HLS FUNDS                                                            35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(h)                         $11.43       $11.07        $9.95       $10.83          $10.75
Net investment income (loss)(h)                                   0.46         0.41         0.61         0.61            0.23
Net realized and unrealized gain (loss) on investments(h)         0.07         0.50         0.56        (0.84)           0.40
                                                              --------     --------     --------       ------         -------
Total from investment operations(h)                               0.53         0.91         1.17        (0.23)           0.63
Less distributions:
  Dividends from net investment income(h)                        (0.05)       (0.55)       (0.05)       (0.57)          (0.55)
  Distributions from net realized gain on investments(h)         (0.01)          --           --        (0.08)             --
  Distributions from capital(h)                                     --           --           --           --              --
                                                              --------     --------     --------       ------         -------
Total distributions(h)                                           (0.06)       (0.55)       (0.05)       (0.65)          (0.55)
                                                              --------     --------     --------       ------         -------
Net increase (decrease) in net asset value(h)                     0.47         0.36         1.12        (0.88)           0.08
Net asset value, end of period(h)                               $11.90       $11.43       $11.07        $9.95          $10.83
                                                              --------     --------     --------       ------         -------
TOTAL RETURN                                                     9.83%        8.49%       11.79%       (2.19%)          5.89%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $382,864     $152,254      $31,551      $15,818          $5,285
Ratio of expenses to average net assets                          0.75%(i)     0.69%(e)     0.70%(e)     0.70%(e)        0.69%(d,e)
Ratio of net investment income (loss) to average net assets      5.34%        5.69%        6.36%        5.91%           5.54%(d)
Portfolio turnover rate(g)                                        108%         185%         169%         111%            122%
Current Yield(f)                                                 4.76%        5.55%        5.94%        6.82%           5.72%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. This figure has not been audited.
  g Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  h Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  i Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD CAPITAL APPRECIATION HLS FUND

                                                                                   CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                              12/31/02     12/31/01     12/31/00     12/31/99(B)    12/31/98(A,B)
                                                              ---------    ---------    ---------    -----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                         $39.68       $59.23       $60.98        $64.37         $64.86
Net investment income (loss)(g)                                   0.12         0.06        (0.77)         1.50           0.13
Net realized and unrealized gain (loss) on investments(g)        (8.03)       (3.29)        8.64         15.03           0.94
                                                              --------     --------     --------      --------        -------
Total from investment operations(g)                              (7.91)       (3.23)        7.87         16.53           1.07
Less distributions:
  Dividends from net investment income(g)                        (0.14)       (0.23)       (0.34)        (0.13)         (1.56)
  Distributions from net realized gain on investments(g)            --       (16.09)       (9.28)       (19.79)            --
  Distributions from capital(g)                                     --           --           --            --             --
                                                              --------     --------     --------      --------        -------
Total distributions(g)                                           (0.14)      (16.32)       (9.62)       (19.92)         (1.56)
                                                              --------     --------     --------      --------        -------
Net increase (decrease) in net asset value(g)                    (8.05)      (19.55)       (1.75)        (3.39)         (0.49)
Net asset value, end of period(g)                               $31.63       $39.68       $59.23        $60.98         $64.37
                                                              --------     --------     --------      --------        -------
TOTAL RETURN                                                   (19.88%)      (7.10%)      13.02%        37.21%          1.65%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $588,013     $393,241     $136,058       $22,993         $5,942
Ratio of expenses to average net assets                          0.92%(h)     0.86%(e)     0.84%(e)      0.84%(e)       0.82%(d,e)
Ratio of net investment income (loss) to average net assets      0.41%        0.39%        0.46%         0.28%          0.30%(d)
Portfolio turnover rate(f)                                         94%          92%         108%           66%            51%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

36                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                               12/31/02     12/31/01     12/31/00    12/31/99(B)    12/31/98(A,B)
                                                               ---------    ---------    --------    -----------    -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period(g)                          $18.79       $21.24      $21.51        $22.67         $22.53

Net investment income (loss)(g)                                    0.24         0.39        0.40          0.24           0.16

Net realized and unrealized gain (loss) on investments(g)         (3.66)       (1.25)       1.69          0.77           0.68
                                                               --------     --------     -------      --------        -------

Total from investment operations(g)                               (3.42)       (0.86)       2.09          1.01           0.84
Less distributions:

  Dividends from net investment income(g)                         (0.21)       (0.28)      (0.32)        (0.34)         (0.70)

  Distributions from net realized gain on investments(g)          (0.09)       (1.31)      (2.04)        (1.83)            --

  Distributions from capital(g)                                      --           --          --            --             --
                                                               --------     --------     -------      --------        -------

Total distributions(g)                                            (0.30)       (1.59)      (2.36)        (2.17)         (0.70)
                                                               --------     --------     -------      --------        -------

Net increase (decrease) in net asset value(g)                     (3.72)       (2.45)      (0.27)        (1.16)          0.14

Net asset value, end of period(g)                                $15.07       $18.79      $21.24        $21.51         $22.67
                                                               --------     --------     -------      --------        -------
TOTAL RETURN                                                    (14.42%)      (4.21%)     10.75%         5.12%          3.67%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                       $327,617     $153,848     $35,415       $16,087         $8,600
Ratio of expenses to average net assets                           0.92%(h)     0.86%(e)    0.86%(e)      0.86%(e)       0.85%(d,e)
Ratio of net investment income (loss) to average net assets       1.33%        1.48%       1.52%         1.42%          1.57%(d)
Portfolio turnover rate(f)                                          43%          61%         59%           56%            48%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing among the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                   4/1/98-
                                                                   12/31/02  12/31/01  12/31/00    12/31/99(B)  12/31/98(A,B)
                                                                   --------  --------  --------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                             $9.51    $13.65    $18.76        $13.57        $13.96
Net investment income (loss)(g)                                      0.14      0.12      0.25          0.17          0.04
Net realized and unrealized gain (loss) on investments(g)           (1.91)    (2.63)    (3.24)         5.19         (0.21)
                                                                   ------    ------    ------       -------       -------
Total from investment operations(g)                                 (1.77)    (2.51)    (2.99)         5.36         (0.17)
Less distributions:
  Dividends from net investment income(g)                           (0.08)    (0.02)    (0.19)        (0.17)        (0.22)
  Distributions from net realized gain on investments(g)               --     (1.61)    (1.93)           --            --
  Distributions from capital(g)                                        --        --        --            --            --
                                                                   ------    ------    ------       -------       -------
Total distributions(g)                                              (0.08)    (1.63)    (2.12)        (0.17)        (0.22)
                                                                   ------    ------    ------       -------       -------
Net increase (decrease) in net asset value(g)                       (1.85)    (4.14)    (5.11)         5.19         (0.39)
Net asset value, end of period(g)                                   $7.66     $9.51    $13.65        $18.76        $13.57
                                                                   ------    ------    ------       -------       -------
TOTAL RETURN                                                       (18.12%)  (18.88%)  (17.25%)      39.61%        (1.13%)(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $26,641   $22,277   $18,682       $3,203          $663
Ratio of expenses to average net assets                             1.04%(h)  0.99%(e)  0.96%(e)      0.96%(e)      0.94%(d,e)
Ratio of net investment income (loss) to average net assets         1.00%     0.92%     0.98%         1.02%         0.71%(d)
Portfolio turnover rate(f)                                           161%      144%      159%          133%          157%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                            37

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND

                                                                                      CLASS IB - PERIOD ENDED:
                                                                                                                        4/1/98-
                                                                   12/31/02     12/31/01     12/31/00     12/31/99    12/31/98(A)
                                                                   ---------    ---------    ---------    --------    -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                 $1.00        $1.00        $1.00       $1.00        $1.00

Net investment income (loss)                                          0.01         0.04         0.06        0.07         0.04

Net realized and unrealized gain (loss) on investments                  --           --           --          --           --
                                                                   -------      -------      -------      ------       ------

Total from investment operations                                      0.01         0.04         0.06        0.07         0.04

Less distributions:

  Dividends from net investment income                               (0.01)       (0.04)       (0.06)      (0.07)       (0.04)

  Distributions from net realized gain on investments                   --           --           --          --           --

  Distributions from capital                                            --           --           --          --           --
                                                                   -------      -------      -------      ------       ------

Total distributions                                                  (0.01)       (0.04)       (0.06)      (0.07)       (0.04)
                                                                   -------      -------      -------      ------       ------

Net increase (decrease) in net asset value                              --           --           --          --           --

Net asset value, end of period                                       $1.00        $1.00        $1.00       $1.00        $1.00
                                                                   -------      -------      -------      ------       ------

TOTAL RETURN                                                         1.24%        3.68%        5.91%       4.71%        3.76%(b)
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                           $261,914     $152,129     $36,270      $8,804       $2,179

Ratio of expenses to average net assets                              0.72%(f)     0.66%(d)     0.66%(d)    0.65%(d)     0.64%(c,d)

Ratio of net investment income (loss) to average net assets          1.20%        3.40%        5.73%       4.63%        4.81%(c)

Current Yield(e)                                                     0.75%        1.62%        6.01%       5.16%        4.61%

Effective Yield(e)                                                   0.76%        1.64%        6.20%       5.30%        4.71%

  a  Class IB shares were first offered on April 1, 1998.
  b  Not annualized.
  c  Annualized.
  d During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  e The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.
  f Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD SMALL COMPANY HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period(g)                          $13.26       $16.83       $21.87        $13.23        $13.40

Net investment income (loss)(g)                                   (0.06)       (0.01)        0.03         (0.04)        (0.02)

Net realized and unrealized gain (loss) on investments(g)         (3.97)       (2.53)       (2.57)         8.71         (0.15)
                                                                -------      -------      -------       -------       -------

Total from investment operations(g)                               (4.03)       (2.54)       (2.54)         8.67         (0.17)

Less distributions:

  Dividends from net investment income(g)                            --           --           --            --            --

  Distributions from net realized gain on investments(g)             --        (1.03)       (2.50)        (0.03)           --

  Distributions from capital(g)                                      --           --           --            --            --
                                                                -------      -------      -------       -------       -------

Total distributions(g)                                               --        (1.03)       (2.50)        (0.03)           --
                                                                -------      -------      -------       -------       -------

Net increase (decrease) in net asset value(g)                     (4.03)       (3.57)       (5.04)         8.64         (0.17)

Net asset value, end of period(g)                                 $9.23       $13.26       $16.83        $21.87        $13.23
                                                                -------      -------      -------       -------       -------

TOTAL RETURN                                                    (30.39%)     (15.07%)     (13.28%)       65.54%        (1.30%)(c)
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $66,378      $59,371      $40,967       $10,200          $696

Ratio of expenses to average net assets                           1.00%(h)     0.94%(e)     0.92%(e)      0.96%(e)      0.95%(d,e)

Ratio of net investment income (loss) to average net assets      (0.53%)      (0.15%)      (0.18%)       (0.63%)       (0.46%)(d)

Portfolio turnover rate(f)                                         222%         227%         195%          181%          236%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

38                                                            HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND

                                                                                    CLASS IB - PERIOD ENDED:
                                                                                                                       4/1/98-
                                                                12/31/02     12/31/01     12/31/00     12/31/99(B)  12/31/98(A,B)
                                                                ---------    ---------    ---------    -----------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period(g)                          $47.31       $58.79       $71.51      $118.84        $107.93
Net investment income (loss)(g)                                    0.38         0.46         0.74         0.21           0.43
Net realized and unrealized gain (loss) on investments(g)        (11.95)       (7.57)       (5.47)       12.00          15.65
                                                                -------      -------      -------       ------        -------
Total from investment operations(g)                              (11.57)       (7.11)       (4.72)       12.21          16.08
Less distributions:
  Dividends from net investment income(g)                         (0.32)       (0.32)       (0.34)       (0.56)         (5.17)
  Distributions from net realized gain on investments(g)             --        (4.05)       (7.66)      (58.98)            --
  Distributions from capital(g)                                      --           --           --           --             --
                                                                -------      -------      -------       ------        -------
Total distributions(g)                                            (0.32)       (4.37)       (8.00)      (59.54)         (5.17)
                                                                -------      -------      -------       ------        -------
Net increase (decrease) in net asset value(g)                    (11.89)      (11.48)      (12.72)       (4.73)         10.91
Net asset value, end of period(g)                                $35.42       $47.31       $58.79       $71.51        $118.84
                                                                -------      -------      -------       ------        -------
TOTAL RETURN                                                    (24.42%)     (12.39%)      (7.21%)      19.57%         14.91%(c)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $296,767     $271,475     $136,077     $47,439        $10,167
Ratio of expenses to average net assets                           0.72%(h)     0.67%(e)     0.66%(e)     0.66%(e)       0.65%(d,e)
Ratio of net investment income (loss) to average net assets       0.75%        0.62%        0.46%        0.62%        0.73%(d)
Portfolio turnover rate(f)                                          44%          39%          40%          39%            27%

  a  Class IB shares were first offered on April 1, 1998.
  b Per share amounts have been restated to reflect a reverse stock split which was effective September 17, 1999.
  c  Not annualized.
  d  Annualized.
  e During this time period, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.
  f Portfolio turnover rate is calculated on the basis of the fund as a whole for the full calendar year without distinguishing between the classes of shares issued.
  g Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
  h Through April 30, 2002, the fund's distributor waived its right to receive 0.07% of the fund's 0.25% Rule 12b-1 distribution fee. Without this waiver, the ratio of expenses to average net assets would have been higher.

HARTFORD HLS FUNDS                                                            39

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (herein called "we, our, and us")

          THIS PRIVACY POLICY APPLIES TO OUR UNITED STATES OPERATIONS

We value your trust. We are committed to the responsible:
a)   management;
b)   use; and
c)   protection;
of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
a)   service your TRANSACTIONS with us; and
b)   support our business functions.

We may obtain PERSONAL INFORMATION from:
a)   YOU;
b)   your TRANSACTIONS with us; and
c)   third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
a)   your name;
b)   your address;
c)   your income;
d)   your payment; or
e)   your credit history;
may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
a)   our insurance companies;
b)   our employee agents;
c)   our brokerage firms; and
d)   our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
a)   market our products; or
b)   market our services;
to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
a)   independent agents;
b)   brokerage firms;
c)   insurance companies;
d)   administrators; and
e)   service providers;
who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
a)   taking surveys;
b)   marketing our products or services; or
c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
a)   "opt-out;" or
b)   "opt-in;"
as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
a)   your proper written authorization; or
b)   as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
a)   underwriting policies;
b)   paying claims;
c)   developing new products; or
d)   advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)   the confidentiality; and
b)   the integrity of;
PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

40                                                            HARTFORD HLS FUNDS

Some techniques we use to protect PERSONAL INFORMATION include:
a)   secured files;
b)   user authentication;
c)   encryption;
d)   firewall technology; and
e)   the use of detection software.

We are responsible for and must:
a)   identify information to be protected;
b)   provide an adequate level of protection for that data;
c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

AS USED IN THIS PRIVACY NOTICE:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
a)   credit history;
b)   income;
c)   financial benefits; or
d)   policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
a)   your medical records; or
b)   information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
a)   PERSONAL FINANCIAL INFORMATION; and
b)   PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
a)   your APPLICATION;
b)   your request for us to pay a claim; and
c)   your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
a)   asking about;
b)   applying for; or
c)   obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance
Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

HARTFORD HLS FUNDS                                                            41

                                                            FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual reports. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2002 have been filed with the SEC and are incorporated by reference into (which means they are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc.                                             811-08629